The Company and future operations	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
1. The Company and future operations

NXT Energy Solutions Inc. (the “Company” or “NXT”) is a publicly traded company based in Calgary, Canada.

NXT’s proprietary Stress Field Detection (“SFD®”) technology is an airborne survey system that is used in the oil and natural gas exploration industry to identify subsurface trapped fluid accumulations.

NXT’s financial statements at December 31, 2016 included disclosure related to the use of the “going concern” basis of presentation. Various steps were taken in 2017 and the first quarter of 2018 (see notes 9, 19 and 20), which resulted in a significant strengthening of the Company’s liquidity and working capital position.

In the preparation of these financial statements management determined that there are no conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern. However, NXT’s future financial results and its longer term success remain dependent upon the closing of the private placement financing (note 20) and the ability to continue to attract and execute client projects to build its revenue base.

Subsequent to year end the Company has continued to implement cash flow reduction measures initiated in 2017; the most significant include the deferral of a portion of the employees’ cash compensation, and deferral of substantially all of the Board and Advisory Board members’ cash compensation.

The Company’s longer term success remains dependent upon its ability to execute successful contracts providing a revenue base sufficient to fund operating costs and general and administrative costs, and generate positive cash flow from operations. The occurrence and timing of these events cannot be predicted with certainty. The Company will be closely monitoring its going concern assessment in future periods to determine whether its current conclusions remain appropriate.